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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT MARCH 31, 1999
                        (DATE OF EARLIEST EVENT REPORTED)


                        SALEM COMMUNICATIONS CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                     333-41733              77-0363592
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE       (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)          NUMBER)           IDENTIFICATION NO.)


   4880 SANTA ROSA ROAD, SUITE 300
         CAMARILLO, CALIFORNIA                                   93012
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (805) 987-0400


                                       N/A
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         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

REINCORPORATION IN DELAWARE

        On March 31, 1999, Salem Communications Corporation, a California corporation ("Salem California"), completed a reincorporation in Delaware (the "Reincorporation") through the merger of Salem California with and into its wholly-owned subsidiary, Salem Communications Corporation, a Delaware corporation ("Salem Delaware" or the "Company"). As of the effective date of the merger, Salem California ceased to exist.

        The Reincorporation effects a change in the legal domicile of the Company and will not result in any change in the Company's business, management, employees, fiscal year, assets or liabilities, location of any of the facilities (including corporate headquarters) and will not result in any relocation of management or other employees. The Reincorporation was approved by the holders of all of the outstanding shares of Common Stock of Salem California on March 31, 1999.

        Pursuant to the Agreement and Plan of Merger between Salem Delaware and Salem California, each share of Salem California's Common Stock, no par value, was automatically converted into two shares of Salem Delaware's Class A Common Stock, par value $0.01 per share, and one share of Salem Delaware's Class B Common Stock, $0.01 par value per share, and each previously issued share of Salem Delaware Common Stock, $0.01 par value per share, was cancelled on the effective date of the merger.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

        Not applicable.

(b)     PRO FORMA FINANCIAL INFORMATION

        Not applicable.

(c)     EXHIBITS

        Set forth below is a list of exhibits included as part of this Current
Report:


EXHIBIT NUMBER                         DESCRIPTION OF EXHIBIT
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    2.1            Agreement and Plan of Merger between Salem Delaware and
                   Salem California, dated as of March 31, 1999.

    3.1            Amended and Restated Certificate of Incorporation of Salem
                   Delaware.

    3.2            Bylaws of Salem Delaware.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Salem Communications Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 14, 1999                     SALEM COMMUNICATIONS CORPORATION



                                          By: /s/ DIRK GASTALDO
                                              ----------------------------------
                                              Dirk Gastaldo
                                              Vice President and
                                              Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT NUMBER                         DESCRIPTION OF EXHIBIT
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    2.1            Agreement and Plan of Merger between Salem Delaware and
                   Salem California, dated as of March 31, 1999.

    3.1            Amended and Restated Certificate of Incorporation of Salem
                   Delaware.

    3.2            Bylaws of Salem Delaware.